UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) November 9, 2004

                   Jennifer Convertibles, Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

             1-9681                        11-2824646
    (Commission File Number)   (IRS Employer Identification No.)


419 Crossways Park Drive, Woodbury, New York         11797
(Address of Principal Executive Offices)           (Zip Code)

                         (516) 496-1900
      (Registrant's Telephone Number, Including Area Code)


  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election
          of Directors; Appointment of Principal Officers.

(b) As a result of reorganization of the Board of Directors to comply with American Stock Exchange rules, on November 9, 2004, Edward Seidner and Bernard Wincig resigned from our Board of
Directors.   As a result, we now have a majority of independent
directors on our Board of Directors.

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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             JENNIFER CONVERTIBLES, INC.


November 11, 2004         By:  /s/ Harley J. Greenfield
                                   Harley Greenfield
                                   Chief Executive Officer

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